EXHIBIT 32.1

                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Hydron Technologies, Inc. (the "Registrant") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on May 9, 2005, hereof (the "Report"), the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Registrant.



                            HYDRON TECHNOLOGIES, INC.
                                /s/: Richard Banakus
                                --------------------
                                 Richard Banakus
                             Chief Executive Officer
                                   May 9, 2005




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